SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Sep. 30, 2014
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
23.	SEGMENT AND GEOGRAPHIC INFORMATION

The Company’s main products include hybrid corn and rice seeds, which have been organized as one reporting segment since they have similar nature and production procedures, with similar economic characteristics. The Company’s chief operating decision maker, the Chief Executive Officer, receives and reviews the result of the operation for all products as a whole when making decisions about allocating resources and assessing performance of the Company. In accordance with FASB ASC 280-10, the Company is not required to report the segment information for the products.

Substantially all of the Company’s sales and all of the Company’s long-lived assets are located in the PRC.

The Company had no customers which accounted for 10% or more of the Company’s revenues for any of the years presented in the consolidated financial statements.